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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)  December 20, 2000
                                                -------------------------------


                           ContiFinancial Corporation
             (Exact name of registrant as specified in its charter)

         Delaware                     1-14074                13-3852588
(State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)              File Number)            ID Number)


277 Park Avenue, New York, New York                                     10172
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(Address of principal executive offices)                           (Zip Code)


Registrant's Telephone Number,
including area code:                                           (212) 207-2800
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                                       N/A
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          (Former name or former address, if changed since last report)

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Item 3.    Bankruptcy or Receivership.

     As previously reported, ContiFinancial Corporation, a Delaware corporation (the "Company"), together with certain of its direct and indirect subsidiaries (collectively, with the Company, the "Debtors"), filed voluntary Petitions for Relief under the provisions of Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York ("Bankruptcy Court"), Case No. 00-B-12184 (AJG) Jointly Administered, on May 17, 2000.

     On December 20, 2000, the Bankruptcy Court entered an order confirming the Debtors' Third Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code (the "Plan "). Exhibit 2.1 to this Current Report on Form 8-K contains the text of the Plan as confirmed by the Bankruptcy Court, Exhibit 99.1 to this Current Report on Form 8-K contains the text of the order confirming the Plan, Exhibit 99.2 to this Current Report on Form 8-K contains the text of the notice of entry of such order and Exhibit 99.3 to this Current Report on Form 8-K contains the text of the Disclosure Statement relating to the Plan (the "Disclosure Statement"). A summary of the material features of the Plan is set forth in the Disclosure Statement under the caption "III. Summary of the Plan".

     Under the Plan, as of the Effective Date (as defined in the Plan), the Senior Notes (as defined in the Plan) shall be deemed cancelled and of no further force and effect. The holders of the Senior Notes shall have no claims against the Debtors except for the right to receive distributions on account of such Senior Notes under Section 5.07 of the Plan.

     There are currently 47,657,539 shares of common stock of the Debtors issued and outstanding. No shares of the Debtors' common stock have been or are to be reserved in respect of claims and interests filed and allowed under the Plan. Under the Plan, as of the Effective Date, each share of the Debtors' common stock issued and outstanding or held in treasury shall be cancelled and retired and no consideration will be paid or delivered with respect thereto.

     Information as to the assets and liabilities of the Debtors for the period of September 1 to September 30, 2000 contained in the Company's Monthly Operating Statement for such period, as filed with the Bankruptcy Court, is attached as Exhibit 99.4 to this Current Report on Form 8-K.

     The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Statements. The Monthly Operating Statements contain unaudited information, and each is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Monthly Operating Statements are complete. The Monthly Operating Statements also contain information for periods which may be shorter or otherwise different from those required in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Such information may not be indicative of the Company's financial

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condition or operating results for the periods which would be reflected in the
Company's financial statements or in its reports pursuant to the Exchange Act.

     Moreover, this Current Report on Form 8-K may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and subject to significant business, economic and competitive uncertainties and contingencies many of which are beyond the Company's control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods. Actual results for such periods may differ materially from the information contained in this Current Report on Form 8-K, and the Company undertakes no obligations to update or revise this Current Report on Form 8-K.











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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

2.1 Third Amended Joint Plan of Reorganization of ContiFinancial Corporation and Affiliates Under Chapter 11 of the Bankruptcy Code.

99.1 Order Confirming Third Amended Joint Plan of Reorganization of ContiFinancial Corporation and Affiliates Under Chapter 11 of the Bankruptcy Code.

99.2 Notice of Entry of Order Confirming Third Amended Joint Plan of Reorganization of ContiFinancial Corporation and Affiliates Under Chapter 11 of the Bankruptcy Code.

99.3 Disclosure Statement Relating to the Second Amended Joint Plan of Reorganization of ContiFinancial Corporation and Affiliates Under Chapter 11 of the Bankruptcy Code (Incorporated by reference to Exhibit
        99.1 of the Company's Current Report on Form 8-K dated November 9,
        2000).

99.4 Monthly Operating Statement for the Period September 1 to September 30, 2000 (Incorporated by reference to Exhibit 99.1 of the Company's Current Report on Form 8-K dated October 30, 2000).



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CONTIFINANCIAL CORPORATION

                                     By: /s/ Frank Baier
                                         ---------------------------------------
                                         Name:  Frank Baier
                                         Title: Authorized Signatory




Dated: January 2, 2001










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                                  EXHIBIT INDEX



Exhibit No.       Document Description
-----------       --------------------

2.1 Third Amended Joint Plan of Reorganization of ContiFinancial Corporation and Affiliates Under Chapter 11 of the Bankruptcy Code.

99.1 Order Confirming Third Amended Joint Plan of Reorganization of ContiFinancial Corporation and Affiliates Under Chapter 11 of the Bankruptcy Code.

99.2 Notice of Entry of Order Confirming Third Amended Joint Plan of Reorganization of ContiFinancial Corporation and Affiliates Under Chapter 11 of the Bankruptcy Code.

99.3 Disclosure Statement Relating to the Second Amended Joint Plan of Reorganization of ContiFinancial Corporation and Affiliates Under Chapter 11 of the Bankruptcy Code (Incorporated by reference to Exhibit 99.1 of the Company's Current Report on Form 8-K dated November 9, 2000).

99.4 Monthly Operating Statement for the Period September 1 to September 30, 2000 (Incorporated by reference to Exhibit 99.1 of the Company's Current Report on Form 8-K dated October 30,
                  2000).